UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Golden Enterprises, Inc.

(Name of Registrant as Specified In Its Charter)

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GOLDEN ENTERPRISES, INC.
One Golden Flake Drive
Birmingham, Alabama  35205

NOTICE OF ANNUAL MEETING

To our shareholders:

You are cordially invited to the Annual Meeting of the Stockholders of Golden Enterprises, Inc., (the “Company”) a Delaware Corporation, to be held at the general offices of  the Company, at One Golden Flake Drive, Birmingham, Alabama 35205 on September 18, 2014, at 11:00 A.M., Birmingham time, for the following purposes:

    1.           To elect a Board of Directors for the ensuing year.

2.           To vote on the approval of the Golden Enterprises, Inc. 2014 Long Term Incentive Plan.

3.           To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on July 25, 2014, are entitled to notice of and to vote at the meeting or any adjournment thereof.  All Stockholders are cordially invited to attend the meeting.

By Order of the Board of Directors

Mark W. McCutcheon
Chairman

Birmingham, Alabama
August 22, 2014

HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES MUST BE PRESENT EITHER IN PERSON OR BY PROXY IN ORDER TO HOLD THE MEETING.  TO INSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.  IF YOU ARE ABLE TO ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES PERSONALLY AT ANY TIME BEFORE THE PROXY IS EXERCISED.

PROXY STATEMENT

GENERAL

The annual meeting of the stockholders of Golden Enterprises, Inc. (the “Company”) will be held at the general offices of the Company, at One Golden Flake Drive, Birmingham, Alabama 35205 on September 18, 2014, at 11:00 A.M.  All holders of record of common stock as of July 25, 2014, will be entitled to vote at the meeting and any adjournment thereof.

 The purpose of this proxy solicitation is to enable those stockholders who will be unable to personally attend the meeting to vote their stock.

Important Notice Regarding Availability of Proxy Materials for Shareholder Meeting to be Held on September 18, 2014:  This Proxy Statement, Proxy Card, the Annual Report to Stockholders and Form 10-K are available on line at www.edocumentview.com/GLDC.

PERSONS MAKING THE SOLICITATION

This proxy is solicited on behalf of the Board of Directors of Golden Enterprises, Inc.  The cost of solicitation will be paid by the Company and will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners in accordance with the regulations of the Securities and Exchange Commission (“SEC”).  In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, email, or personal interview at no additional compensation.

SECURITY HOLDERS ENTITLED TO VOTE

Shareholders of record of common stock of the Company at the close of business on July 25, 2014, will be entitled to vote at the Annual Meeting and at any and all adjournments thereof.  If on July 25, 2014 your shares were registered directly in your name with our transfer agent, Computershare, then you are a shareholder of record.  Each share of common stock entitles its owner to one vote.  The number of shares of common stock of the Company (exclusive of treasury shares) outstanding at the close of business on July 25, 2014 was 11,732,632 shares.

If your shares are held in street name (which means they are held of record by a broker), you must instruct your broker how to vote the shares, or your shares will not be voted on any proposal for which the broker does not have discretionary authority to vote.  Pursuant to rules governing the voting of stock by brokers, they do not have discretionary authority to vote for either (i) the election of Directors, or (ii) approval of the Golden Enterprises, Inc. 2014 Long Term Incentive Plan without instructions from the beneficial owner.  Accordingly, if your shares are held in street name, it is particularly important that you instruct your broker how you wish to vote your shares on all proposals presented at the Annual Meeting.  Additionally, if your shares are held in street name, since you are not the stockholder of record of such shares, you may not vote your shares in person at the annual meeting unless you request and obtain a valid voting proxy from your broker or other agent.

Stockholders who execute proxies retain the right to revoke them at any time before they are voted.  If the enclosed proxy is properly signed and returned to the Company and not so revoked, the shares represented thereby will be voted in accordance with its terms.  If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors.  If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted.  Abstentions and “broker non-votes” are not counted in determining outcomes of matters being acted upon.  They are counted only for determining a meeting quorum.  If a shareholder attends the Annual Meeting, he or she may vote by ballot except as previously explained with regard to shares held in street name.

In accordance with Delaware law, a list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting at the principal executive offices of Golden Enterprises, Inc., One Golden Flake Drive, Birmingham, Alabama,  35205, on September 18, 2014, and for ten days prior to the Annual Meeting, between the hours of 9:00 a.m. and 4:00 p.m. Central Time.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

At July 25, 2014, SYB, Inc. and the Sloan Y. Bashinsky, Sr. Marital Testamentary Trust (“Marital Testamentary Trust”) were the only persons known by the Company who beneficially owned more than 5% of the outstanding voting securities of the Company.  The following table sets forth the number of shares of common stock of the Company beneficially owned by these persons.

	Amount and Nature of
Name and Address of	Beneficial Ownership (1)		Percent of
Beneficial Owner	Direct	Indirect	Class

SYB, Inc. 3432 Briarcliff Road East Birmingham, Alabama 35223	5,283,128	-0-	45.0%

Sloan Y. Bashinsky, Sr. Marital Testamentary Trust 2117 Second Avenue N. Birmingham, Alabama 35203 (2)	600,279	-0-	5.1%
_________________
(1)
An indirect beneficial owner as this term is interpreted by the SEC includes, among other things, any person who has or shares the (1) voting power, which includes the power to vote or to direct the voting of such security, and/or (2) investment power which includes the power to dispose, or to direct the disposition of such security.

(2)
On August 9, 2010, pursuant to the terms of the Last Will and Testament of Sloan Y. Bashinsky, Sr., the Estate of Sloan Y. Bashinsky, Sr. distributed 414,221 shares of Company stock to Joann F. Bashinsky and 600,279 shares of Company stock to the Sloan Y. Bashinsky, Sr. Marital Testamentary Trust.  The Marital Testamentary Trust owns 5.1% of the Company stock after the transfer.

Security Ownership of Management

The following table shows the shares of common stock of Golden Enterprises, Inc., beneficially owned, directly or indirectly, by each Director and Nominee for Director and all Directors and Officers of the Company as a group at July 25, 2014:

	Amount and Nature of
	Beneficial Ownership (1)				Percent of
Name	Direct		Indirect		Class

J. Wallace Nall, Jr.	-0-		196,000	(2) (4)	1.7%
F. Wayne Pate	145,890		24,964	(2)(5)(6)	1.5%
Edward R. Pascoe	25,000		-0-		*
John P. McKleroy, Jr. (a) (b) (c)	40,000	(3)	-0-	(2)	*
John S. P. Samford	1,666		-0-		*
Joann F. Bashinsky (d) (e)	426,928		11,342	(2)(6)	3.7%
Mark W. McCutcheon	4,455		3,928	(2)(6)	*
William B. Morton, Jr.	-0-		-0-		*
John S. Stein, III	10,333		-0-		*
Paul Bates	5,335		4,591	(2)(6)	*
David Jones	1,788		2,243	(2)(6)	*
Patty Townsend	-0-		913	(2)(6)	*

All Directors and
Officers as a group	661,395		243,981		7.7%

_________________
*Less than one percent of class

(1) An indirect beneficial owner as this term is interpreted by the SEC includes, among other things, any person who has or shares the (i) voting power which includes the power to vote or to direct the voting of such security, and/or (ii) investment power which includes the power to dispose of, or to direct the disposition of, such security.

(2) Each designated director is a member of the Voting Committee created under the (i) Marital Testamentary Trust and (ii) SYB, Inc. Common Stock Trust of Sloan Y. Bashinsky, Sr..  As a member of the Voting Committee, each designated director participates in the vote of the shares of common stock of the Company owned by SYB, Inc. (5,283,128 shares) and by the Marital Testamentary Trust (600,279 shares).  Patty Townsend, an officer of the Company, is also a member of the Voting Committee. The decision of the majority of the members of the Voting Committee governs how the stock is voted.  The members of the Voting Committee do not possess and specifically disclaim any beneficial ownership of the shares owned by SYB, Inc. and the Bashinsky Marital Testamentary Trust.

(3) Includes 33,490 shares held by a 401(k) profit sharing plan and a IRA account for the benefit of John P. McKleroy, Jr.

(4) Shares owned by Nall Development Corporation, a corporation of which J. Wallace Nall, Jr. is a Director and President.  For SEC reporting purposes, Mr. Nall is deemed the beneficial owner of such shares. Except for SEC reporting purposes, Mr. Nall disclaims beneficial ownership of such shares.

(5) Includes 32 shares owned by the wife of F. Wayne Pate. Except for SEC reporting purposes, Mr. Pate disclaims beneficial ownership of such shares.

(6) Shares owned by the Golden Flake Snack Foods, Inc. 401(k) Retirement Savings Plan (the “Plan”).  All shares are voted by the Plan participants in whose accounts such shares are held.

(a)
Mr. McKleroy is a Director, Vice President and Secretary of SYB, Inc. which owns 5,283,128 shares of the Company’s stock.  Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(b)
Mr. McKleroy is a Director and officer of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company’s stock.  Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(c)
Mr. McKleroy is a Co-Trustee of the Marital Testamentary Trust.  The Marital Testamentary Trust own 600,279 shares of the Company stock.  Mr. McKleroy does not possess and specifically disclaims any beneficial ownership of these shares.

(d)
Mrs. Bashinsky is a Director, Chairman and CEO of SYB, Inc., which owns 5,283,128 shares of the Company’s stock.  Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

(e)
Mrs. Bashinsky is a Director, Chairman and CEO of the Bashinsky Foundation, Inc., which owns 400,544 shares of the Company’s stock.  Mrs. Bashinsky does not possess and specifically disclaims any beneficial ownership of these shares.

Each Director has the sole voting and investment power of the shares directly owned by him/her.

Voting Control

Sloan Y. Bashinsky, Sr. (“Mr. Bashinsky”) died on August 2, 2005.  At the time of Mr. Bashinsky’s death, he beneficially owned 6,698,172 shares of common stock of the Company which constituted voting control of the Company and which classified the Company as a “Controlled Company”.  The stock beneficially owned by Mr. Bashinsky was registered in and held by the following entities:

SYB, Inc.	5,283,128 shares

SYB, Inc. as Trustee of the Sloan Y. Bashinsky, Sr. Trust dated February 16, 1982	1,000,000 shares

Bashinsky Foundation, Inc.	400,544 shares

Sloan Y. Bashinsky, Sr.	14,500 shares

 As a result of Mr. Bashinsky’s death, and the probate of his will on August 12, 2005, the 1,000,000 shares held in SYB, Inc. as Trustee and the 14,500 shares held in his name passed to his Estate.  On August 9, 2010, the Personal Representatives of Mr. Bashinsky's Estate distributed 414,221 shares of Company stock to Joann F. Bashinsky and 600,279 shares of Company stock to the Marital Testamentary Trust.  SYB, Inc. and Bashinsky Foundation, Inc. have continued to own 5,283,128 shares and 400,544 shares, respectively.

Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serve as a Director and officer of Bashinsky Foundation, Inc.  The stock of the Company owned by Bashinsky Foundation, Inc. is voted by its board of directors and is not subject to the Voting Committee, as described below.

 Joann F. Bashinsky and John P. McKleroy, Jr., Directors of the Company, each serve as a director and officer of SYB, Inc.  The voting stock of SYB, Inc. is vested in the SYB, Inc. Common Stock Trust and John P. McKleroy, Jr. serves as a Co-Trustee of this Trust.

John P. McKleroy, Jr. is designated under Mr. Bashinsky’s Will as a Co-Trustee of the Marital Testamentary Trust.

Mr. Bashinsky’s Will and the SYB, Inc. Common Stock Trust provide that shares of the Company held by SYB, Inc. and his Marital Testamentary Trust shall be voted by a committee made up of members of the Board of Directors of the Company and one member designated by Trustees of the Marital Testamentary Trust (“Voting Committee”). Consequently, as of the date of this Proxy Statement, the 5,283,128 shares of the Company stock held by SYB, Inc. and the 600,279 shares of the Company stock held by the Marital Testamentary Trust, the combination of which constitute a majority of the stock of the Company, are voted by the Voting Committee. The Voting Committee presently consists of J. Wallace Nall Jr., F. Wayne Pate, John P. McKleroy, Jr., Joann F. Bashinsky, Mark W. McCutcheon, Paul R. Bates and David A. Jones, all directors of the Company, along with Patty Townsend, an officer of the Company. The decision of a majority of the members of the Voting Committee governs how the stock is voted.

The Voting Committee will continue to vote the Company stock owned by SYB, Inc. (5,283,128 shares) and by the Martial Testamentary Trust (600,279 shares), respectively, until the SYB, Inc. Common Stock Trust and the Marital Testamentary Trust terminate.  The Marital Testamentary Trust will terminate upon the death of Joann F. Bashinsky and the SYB, Inc. Common Stock Trust will terminate upon the earliest to occur of the following dates:  (i) in the event the Company should be sold, five (5) years from the date of the sale of the Company, or (ii) December 31, 2020.

Upon termination of the SYB, Inc. Common Stock Trust, the assets of the Trust will be distributed generally to descendants of Sloan Y. Bashinsky, Sr. and control of the Company stock held by SYB, Inc. (5,283,128 shares) will transfer to these trust beneficiaries and the Voting Committee will cease to vote these shares.  Upon termination of the Marital Testamentary Trust and distribution of its assets, the Company stock held by the Marital Testamentary Trust will transfer to various charitable organizations and the Voting Committee will cease to vote these shares.

The SYB, Inc. Common Stock Trust, the Voting Committee and Joann F. Bashinsky have filed a Schedule 13D (as amended) with the SEC and the Company remains classified as a "Controlled Company."  SYB, Inc., the Martial Testamentary Trust and Joann F. Bashinsky as a group own 53.8% of the common stock of the Company.

PROPOSAL 1
ELECTION OF DIRECTORS

At the Annual Meeting, eleven Directors are to be elected, comprising the entire membership of the Board, each to hold office until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified or any earlier resignation or removal.  All nominees are presently members of the Board of Directors (the “Board”).  All nominees standing for reelection are currently serving as members of the Board and have consented to continue to serve if elected.  If any nominee for any reason is unable to serve or will not serve, the proxies may be voted for such substitute nominee as the Board may nominate.  The Company is not aware of any nominee who will be unable or unwilling to serve as a Director.

Shares represented by your proxy will be voted in accordance with your direction as to the election as directors of the persons hereinafter listed as nominees.  In the absence of clear direction otherwise, the shares represented by your proxy will be voted FOR such election.  Should any of the persons listed as nominees become unavailable as a nominee for election, it is intended that the shares represented by your proxy will be voted for the balance of those named and for a substitute nominee or nominees proposed by the Board of Directors unless the Board reduces the number of directors, but the Board knows of no reason to anticipate that this will occur.  Proxies cannot be voted for a greater number of persons than the number of nominees named.

The Board has established certain attributes that it seeks in identifying candidates/nominees for Director.  In particular, the Board desires individuals who have very high integrity, business and financial experience and deep, genuine interests in the Company.  In considering candidates for Director, the Board considers the entirety of each candidate's credentials in the context of these attributes.  In the judgment of the Company's Board as a whole, each of the following nominees possesses such attributes.

The following table shows the names of the nominees for election as directors, their respective ages as of July 25, 2014, the nominees’ principal occupation, business experience, other directorships held by such nominees, qualifications and skills considered by the Board and the period during which such nominees have served as directors of the Company.

Name and Age	Principal Occupation Business Experiences and Other Directorships	Director Since

Joann F. Bashinsky, 82
Mrs. Bashinsky is Chairman and CEO of SYB, Inc., an investment holding company, which is a principal owner of the Company. Mrs. Bashinsky served as Vice President of SYB, Inc. from 1981 until August 8, 2005, at which time she was elected Chairman and CEO.  Mrs. Bashinsky also serves as Chairman and CEO of Bashinsky Foundation, Inc., a private charitable foundation.

The Company benefits from Mrs. Bashinsky's knowledge of and long service to the Company, her service as a Director of Golden Flake Snack Foods, Inc. (“Golden Flake”), a wholly-owned subsidiary of the Company, along with the important knowledge she possesses of the Company's operations and history.
1996

Paul R. Bates, 60
Mr. Bates, has served as Executive Vice President of Sales and Marketing for Golden Flake since 1998.  He joined Golden Flake in 1979 as a route salesperson in Birmingham.  He has also been a Divisional Manager in New Orleans, Region Manager in Nashville, Sales Manager, and Vice President of Sales for Golden Flake.

Mr. Bates' long and extensive history with the Company from route salesman to Executive Vice President of Sales and Marketing and Director of Golden Flake, along with his extensive knowledge of sales and marketing in the snack foods industry is of substantial value and benefit to the Company.
2010

David A. Jones, 62
Mr. Jones has served as Executive Vice President of Operations for Golden Flake since 2002.  He joined Golden Flake in 1984 as a Department Manager of Corn and Tortilla Chips.  He has previously been the plant manager of the Golden Flake Nashville manufacturing facility, plant manager of the Birmingham facility, and Vice President of Manufacturing for Golden Flake.

Mr. Jones has an extensive history with the Company and the manufacturing of the Company's snack foods.  Mr. Jones also serves as a Director of Golden Flake.  His knowledge of snack food manufacturing requirements/processes and the Company's operations is a great benefit to the Company.
2010

Mark W. McCutcheon, 59
Mr. McCutcheon is Chairman of the Board, Chief Executive Officer, and President of the Company and President of Golden Flake.  He has served as President and Chief Executive Officer of the Company since April 4, 2001 and as President of Golden Flake since November 1, 1998.  Mr. McCutcheon was elected Chairman of the Board on July 22, 2010.  He has been employed by Golden Flake since 1980.

The Company benefits from Mr. McCutcheon's experience with the Company as its President and CEO, President of Golden Flake and his extensive experience in the snack foods industry, along with Mr. McCutcheon's positive management style and operation of the Company.
1999

John P. McKleroy, Jr., 70	Mr. McKleroy is an attorney and member of Spain & Gillon, L.L.C., and general counsel for the Company. He has practiced law with Spain & Gillon, L.L.C. (or its predecessors) since 1968. Mr. McKleroy is also Vice President, Secretary and a Director of SYB, Inc. and Bashinsky Foundation, Inc. The Company benefits from Mr. McKleroy's experience as an attorney, his long-term representation and knowledge of the Company and Golden Flake and his long service to the Company as a Director and as general counsel.	1976

William B. Morton, Jr., 50
Mr. Morton is CEO and President (since 2002) of Robins & Morton, a general contracting company based in Birmingham, Alabama with significant capabilities in the latest construction technology and project management techniques.  He has been with Robins & Morton since 1988.  Mr. Morton has worked as a Field Engineer, Assistant Superintendent and Project Manager on construction projects throughout the country.  Mr. Morton also worked in various management positions in Robins & Morton's home office prior to being named its President and assuming day-to-day leadership.

Mr. Morton is nominated to serve as a Director due to his business background in working in a number of different management positions, his financial knowledge and the experience and insight he brings to the Company as the CEO and President of a company that operates throughout the United States.  Mr. Morton is also a director of Oakworth Capital Bank, a privately held financial institution headquartered in Birmingham, Alabama.
2010

J. Wallace Nall, Jr., 74	Mr. Nall is President of Nall Development Corporation and a General Partner of Nall Partnership, Ltd. He has held these positions since 1981. Nall Development Corporation is an investment holding company and Nall Partnership, Ltd. is a real estate investment and development company. The Company benefits from Mr. Nall's real estate investment and financial experience, along with Mr. Nall's knowledge of the history of the Company, his long service as a Company Director and Chairperson of the Compensation Committee.	1991

Edward R. Pascoe, 77
Mr. Pascoe is retired Chairman of the Board of Steel City Bolt & Screw, Inc. (formerly Coosa Acquisition, Inc.) which, in 1995, acquired the bolt and special fastener business owned by the Company. He served as President of Steel City Bolt & Screw, Inc. and Nall & Associates, Inc., which were wholly-owned subsidiaries of the Company, from 1972 and 1973, respectively, until 1995.

Mr. Pascoe has significant experience as a Director of the Company and Golden Flake and the Company benefits from this experience, his experience as President of former subsidiaries of the Company and Mr. Pascoe's service on the Audit Committee for eleven years.
1971

F. Wayne Pate, 79	Mr. Pate retired as President of the Company on May 31, 2000. He served as President of the Company from November 1, 1998 until retirement. He also served as President of Golden Flake from September 20, 1991, to November 1, 1998. Mr. Pate's knowledge of the Company which he acquired as past President of the Company and Golden Flake, his over forty years of service as an employee and/or Director of Golden Flake Snack Foods, Inc. and his overall knowledge of the snack food industry are of a great benefit to the Company.	1992

John S. P. Samford, 64
Mr. Samford is President and sole owner of Samford Capital Corporation, an investment holding company which he formed in 1989.  He also serves on the Board of Directors of Southland National Insurance Corporation, a privately owned company headquartered in Tuscaloosa, Alabama and is the secretary and member of the Board of Directors of the Ford Plantation Club, a private residential and sporting development near Savannah, Georgia.

Mr. Samford's qualifications and skills include his knowledge and experience with investments, his knowledge and ability to review financial information of public companies, his long service to the Company as a Director and his service on the Audit Committee since 1989.
1984

John S. Stein III, 49
Mr. Stein is a co-founder and principal (since 2001) of Fidelis Capital, an SEC registered investment advisor based in Birmingham, Alabama.  From 2001 to 2009, Mr. Stein served as CEO of IntraMicron, Inc., a technology research, development and deployment company, and continues to serve as Chairman of the Board.  Mr. Stein is also Chairman of the Board of Raycom Media, Inc. (television broadcasting) and a board member of SiO2 Medical Products, Inc. (a company developing novel parenteral containers for the pharmaceutical industries).  From 2009 to 2011, Mr. Stein served as Chairman and CEO of National Alabama Corporation, a company organized to manufacture railcars in northwest Alabama.

Mr. Stein was nominated to serve as a Director due to his business and financial background, experience in the investment banking industry, expertise and insight as a CEO of other companies, current directorship experience and his knowledge of the Company.
2010

Our Board unanimously recommends that shareholders vote FOR the election of each nominee for Director named above.

CORPORATE GOVERNANCE

Controlled Company

The Company is deemed a "Controlled Company" within the meaning of Listing Rule 5615 of the Corporate Governance Standards of the NASDAQ Stock Market, Inc. ("NASDAQ") on which the Company's shares are traded because 53.8% of the Company's stock is owned (directly or indirectly) and/or voted by the control group (as previously described in "Voting Control" on page 6).  Controlled companies are exempt from a number of NASDAQ corporate governance standards, including the requirement to have a majority of independent directors and the requirement to have director nominees selected by a nominating committee comprised of independent directors.  Controlled companies are also exempt from the requirement to have the compensation of the company's officers determined by a compensation committee comprised of a majority of independent directors.

Director Independence

The Board has determined that Edward R. Pascoe, John S.P. Samford, John S. Stein, III and William B. Morton, Jr. are qualified as “Independent Directors” within the meaning of the director independence standards and Listing Rules of the NASDAQ and the SEC under the Securities and Exchange Act of 1934 (“Exchange Act”).  All other directors serve on the Voting Committee described in “Security Ownership of Management” and do not qualify as Independent Directors.

Meetings of Independent Directors

The Independent Directors meet in executive sessions (with no management directors or officers present) at least twice each year.  The Independent Directors met two times in the fiscal year ending May 30, 2014.  All Independent Directors attended both meetings.

Committees of the Board of Directors

The Board of Directors has a Compensation Committee and an Audit Committee. The Board of Directors, as a Controlled Company, is not required to and has no standing Nominating Committee.

The Compensation Committee reviews the performance of the Executive Officers of the Company and the top executive officer of Golden Flake and recommends to the Board of Directors of the Company the appropriate compensation level and compensation and benefit programs of such officers.  The Board as a whole sets officer compensation.  The Compensation Committee consists of John S.P. Samford, J. Wallace Nall, Jr., Joann F. Bashinsky and F. Wayne Pate.  The Compensation Committee met once during fiscal year 2014.  Since the Company qualifies under NASDAQ Listing/Corporate Governance Rules as a Controlled Company, the Compensation Committee is not required to meet the independence requirements of the listing standards of NASDAQ and the non-employee director definition of Rule 16b-3 promulgated under Section 16 of the Exchange Act.

The Audit Committee reviews the results of the annual audit and quarterly financial statements, selects and engages the independent accountants, assesses the adequacy of the Company’s procedures in connection with financial controls and receives and considers the independent accountants’ comments as to internal controls.  The Audit Committee met separately as a committee four times during fiscal year 2014.  The Audit Committee meets with management to review each of the Company’s quarterly and annual financial statements filed on Form 10-Q and Form 10-K, prior to the filing of those reports with the SEC.  The Audit Committee’s functions include the engagement of the Company’s independent registered public accounting firm, review of the results of the audit engagement and the Company’s financial results, review of the Company’s financial statements by the independent registered public accounting firm and their opinion thereon, review of auditors’ independence, review of the effectiveness of the Company’s internal controls and similar functions and approval of all auditing and non-auditing service performed by the independent registered public accounting firm for the Company.  The Audit Committee acts pursuant to a written charter, which is reviewed annually by the Board of Directors.

John S.P. Samford, Chairman, Edward R. Pascoe, William B. Morton, Jr. and John S. Stein, III constitute the Audit Committee of the Board of Directors.  The Board of Directors has determined that all of the members of this committee qualify as independent directors under the current Listing Rules and requirements of NASDAQ and the SEC. The Board of Directors has further determined that all of the members of this committee qualify as an “audit committee financial expert” under the rules and regulations of the SEC.  The Audit Committee met four times during fiscal year 2014 and took action by unanimous consent in lieu of a meeting once.  See “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS”.

Meetings of the Board of Directors and Committees

During the fiscal year ended May 30, 2014, there were four regular meetings of the Board of Directors. The Compensation Committee met once and the Audit Committee met four times during the fiscal year 2013. All directors attended all of the meetings of the Board and the Committees on which they served except for one Board member who missed one Board meeting.  All Directors attended at least 75% of the meetings of the Board of Directors and the Committees.

Compensation of Directors

During the fiscal year ended May 30, 2014, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

Board Member Attendance at Annual Meetings

It is the policy of Golden Enterprises that each member of the Board shall make a reasonable effort to attend all meetings of the Board, applicable committee meetings and the Company’s annual meeting of shareholders.  All Directors attended the Annual Stockholders Meeting held last year.

Nomination of Directors

During the fiscal year ended May 30, 2014, the Company did not have a standing nominating committee.  The NASDAQ rules do not require the Company to have a nominating committee since the Company was a “Controlled Company” pursuant to NASDAQ Listing Rule 5615.

The Board believes that it is not necessary to have a separate nominating committee in view of the size of the Company, and the fact that the Company is a “Controlled Company”. Nominees for election as a director are determined by the entire Board.  The Company believes that the Board is able to fully consider and select appropriate nominees for election to the Board without delegating that responsibility to a committee or adopting formal procedures.  Candidates have traditionally been recommended to the Board by one or more of the other Directors, and there is no formal process for identifying or evaluating new Director nominees.  Candidates recommended by shareholders will be evaluated in the same manner as candidates recommended by Directors.  In nominating Directors, the Board will consider all relevant qualifications, as well as the needs of the Company and compliance with NASDAQ listing standards and SEC rules.

A shareholder who would like to recommend a candidate for Director should send a letter to Golden Enterprises, Inc., attention of the Secretary, at One Golden Flake Drive, Birmingham, Alabama  35205.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a "Director Nominee Recommendation."  The letter must identify the author as a shareholder and provide a brief summary of the candidate's qualifications, as well as contact information for both the candidate and the shareholder.  Candidates should have relevant business and financial experience, and they must be able to read and understand fundamental financial statements.  All Candidates who have been recommended will be considered by the Board for nomination.   Candidates who have been nominated by the Board must evidence their willingness to serve as a Director.

Communications with the Board

Shareholders interested in communicating directly with the Board of Directors may do so by writing the Secretary of the Company, at the following address:

Board of Directors of Golden Enterprises, Inc.
C/O Corporate Secretary
One Golden Flake Drive
Birmingham, Alabama 35205

All such letters must identify the author as a shareholder.  The Secretary of Golden Enterprises, Inc. will review all such communications and forward all appropriate communications to the Board.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that Directors, certain Executive Officers and beneficial owners of more than ten percent of the stock of the Company file reports of stock ownership and changes in ownership with the Securities and Exchange Commission. These reports consist of Forms 3, Initial Statement of Ownership, 4, Statement of Changes in Beneficial Ownership, and 5, Annual Statement of Changes in Beneficial Ownership. Based upon a review of copies of such reports, or written representations.  The Company believes that Section 16(a) filing requirements applicable to its Directors, Executive Officers and beneficial owners of more than ten percent of the stock of the Company were complied with during the fiscal year 2014.

Board of Directors, Duties and Committees

Directors are expected to devote sufficient time to carrying out their duties and responsibilities effectively.  The Board of Directors meets regularly four times each fiscal year to review matters affecting the Company and to act on matters requiring the Board’s approval.  It also holds special meetings whenever circumstances require and may act by unanimous written consent without a meeting.

The Company’s Board of Directors currently consists of eleven directors. Mark W. McCutcheon serves as the Chairman of the Board.  The Board of Directors met four times during the fiscal year ended May 30, 2014, all of which were regularly scheduled meetings.  In the last fiscal year, the Independent Directors met twice in executive sessions.  All directors, with the exception of one director, attended 100% of the meetings of the Board and the meetings of the committees on which they served during the fiscal year ended May 30, 2014.  One director missed one of the four scheduled meetings.  The Board has a policy expecting director attendance at all Board and committee meetings and the Company’s annual meeting of stockholders.

The Company’s Board has established an Audit Committee and Compensation Committee.  The Charter for the Audit Committee is available from the Company and is posted on the Company’s website at www.goldenflake.com.  The Compensation Committee has no Charter, but its duties and responsibilities are set forth in corporate minutes adopted by the Board.  In addition, the Board may from time to time establish special purpose committees.  There were no special purpose committees existing in the last fiscal year.

Board Leadership Structure and Risk Oversight

The business and affairs of the Company are managed under the direction of the Board of Directors.  The Board of Directors is led by the Chairman of the Board. This role is currently occupied by Mark W. McCutcheon, who also serves as Chief Executive Officer. The Board of Directors has determined that having Mr. McCutcheon serve as both the Chief Executive Officer and the Chairman of the Board is in the best interest of the Company and its stockholders.  The Board believes that this combination is appropriate because, in its opinion, the overseeing of Board functions is integrally related to the Chief Executive Officer's responsibility of day-to-day management of a Company this size and, that due to Mr. McCutcheon's abilities, he is also the best person to handle both duties.  The Board of Directors does not however have a formal policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board of Directors believes it is in the best interests of the Company to make the determination regarding how to fulfill these functions based on the position and direction of the Company and the qualifications of the CEO and Board members.  A lead independent director has not been designated because the Board does not believe it is warranted for a company of our size and complexity.

The Board of Directors as a whole establishes the Company’s overall policies and standards, reviews the performance of management and considers overall risk regarding operations and goals and how those risks are being managed.  The Board believes that effective risk management and control processes are critical to the Company's ability to manage the challenges that the Company faces. Management is responsible for implementing the Company's risk assessment and management functions and for reporting to the Board on its processes and assessments with respect to the management of risk. The Board, in turn, is responsible for overseeing management's risk functions. The Audit Committee monitors the processes by which management assesses and manages risk. Management meets with, or provides reports to, the Company's Audit Committee at least once per quarter to review the Company's risk profile and other risk topics. In addition, the Chief Financial Officer meets at least quarterly with the Audit Committee and the full Board to discuss the Company's financial risk, results and financial forecasts. The Compensation Committee and the Board as a whole assess the risks that the Company's overall compensation goals and objectives, as well as any compensation or other programs that are reasonably likely to create a material risk to the Company.

Corporate Governance Documents

Certain documents relating to corporate governance matters are available on the Company website at www.goldenflake.com.  These corporate governance documents include, among others, the following:

●	Charter for the Audit Committee of the Board;
●	Code of Business Conduct and Ethics;
●	Complaint Procedures for Accounting and Accounting Matters; and
●	Disclosure Controls and Procedures.

Stockholders may also obtain a copy of these documents free of charge by contacting Patty Townsend, Chief Financial Officer, by email at ptownsend@goldenflake.com or by telephone at (205) 323-6161.

Director Independence

Of the eleven directors currently serving on the Board of Directors, the Board has determined that Messrs Pascoe, Samford, Morton and Stein are “Independent Directors” as defined in the rules of the NASDAQ Stock Market, Inc. (NASDAQ) Listing Rules and the SEC.  As a Controlled Company, as previously discussed, the Company is exempt from certain independence requirements of the NASDAQ rules, including the requirement to maintain a majority of Independent Directors on the Board of Directors, an Independent Compensation Committee or a Standing Nominating/Corporate Governance Committee or committees performing similar function.

All members of the Audit Committee must be Independent Directors as defined by NASDAQ Policies and Practices and the SEC.  The Company’s four Independent Directors serve on the Audit Committee, with Mr. Samford serving as Chairman.

Policies and Practices

The Company’s policies and practices reflect corporate governance initiatives that comply with the listing requirements of NASDAQ and the corporate governance requirements of the Sarbanes-Oxley Act of 2002, including the following:

●	All members of the Audit Committee are independent;

●	The Charter of the Audit Committee establishes the Committee’s duties and responsibilities;

●	The independent members of the Company’s Board of Directors meet regularly (“executive sessions”) without the presence of management;

●	The Company has a policy for attendance of Board members at both regular Board and committee meetings and shareholder meetings;

●	The Company has adopted a Code of Conduct and Ethics;

●	The Company has adopted Disclosure Controls and Procedures which establishes a committee for regular evaluation of internal company disclosure control and procedures;

●	The Company has procedures in place for the anonymous submission to the Audit Committee of employee and third party complaints on accounting, internal accounting controls or auditing matters;

●	The Company has policies and procedures for stockholders to communicate directly with the Board of Directors; and

●	The Audit Committee must review, approve and/or ratify all related party transactions.

EXECUTIVE COMPENSATION

The Objectives of the Executive Compensation Program

The Compensation Committee is responsible for establishing and administering the Company’s policies governing the compensation for the Executive Officers.  All actions of the Compensation Committee must be approved by the Board of Directors.  Because the Company qualifies as a Controlled Company pursuant to the exception of NASDAQ Listing Rule 5615, the Compensation Committee is composed of both independent and non-independent directors.  See “Committees of the Board of Directors” above.

The purpose of the Company’s executive compensation program is to attract, retain and motivate qualified executives to manage the business so as to maximize profits and stockholder value.  No outside consultants have been used to evaluate or determine compensation.  Executive compensation in the aggregate is made up principally of the executive’s annual base salary, a bonus based upon operating earnings and Company perquisites or benefits.  The Compensation Committee annually considers and makes recommendations to the Board as to executive compensation including changes in base salary and cash incentive bonuses.  Stock options and awards of stock have been previously granted from time to time, however, all the previous plans and unexercised options granted under the plans have expired.  The Golden Enterprises, Inc. 2014 Long Term Incentive Plan (the “2014 Long Term Incentive Plan” or “Plan”) is being voted on at this year’s stockholders meeting.  (See Proposal 2).

Consistent with the above-noted purpose of the executive compensation program, in recommending the aggregate annual compensation of Executive Officers, the Compensation Committee considers the individual contribution and performance of the executive, the Company’s overall performance and the total return to stockholders. The Company’s executive compensation program focuses on strategic plans, corporate performance measures, and specific corporate goals. The corporate performance measures which the Compensation Committee considers include sales, earnings, return on equity and comparisons of sales and earnings with prior years.

The Compensation Committee does not rely on any fixed formulae or specific numerical criteria in determining an executive’s aggregate compensation. It considers corporate and personal performance criteria and the economic environment, changes in the cost of living, competitive compensation levels and the recommendations of management. The Compensation Committee exercises business judgment based on all of these criteria and the purposes of the executive compensation program.

Base Salary

The Board of Directors, upon recommendation of the Compensation Committee sets base salaries for the Company's executive officers at levels which the Company believes are fair and reasonable based on the scope of the executive officer's individual responsibilities, taking into account competitive market compensation paid by other companies for similar positions.  With our named executive officers, we set base salaries based on level of responsibility, span of control and experience.  Base salaries are reviewed annually, as well as at the time of hire, promotion or changes in responsibility.  Base salaries may also be adjusted from time to time to realign salaries with market levels.  Base salary changes also impact bonus amounts and actual bonus payouts.

Discretionary Performance-Based Bonus

The Board of Directors, upon recommendation of the Compensation Committee, has the authority to award performance-based bonuses to our executive officers payable in cash.  The Board of Directors, upon recommendation of the Compensation Committee, has utilized a formula adopted at the beginning of the year for determining bonuses, which is based on performance of the Company during the fiscal year.  There is no requirement that the Board continue using this formula for the payment of bonuses.

Performance Measurement

Annual, performance-based awards are intended to compensate executive officers for achieving Company-wide financial goals and objectives.  These objectives relate to general profitability factors.

Generally, performance bonuses are accrued on a quarterly basis with seventy-five percent (75%) of the accrued amount paid after the end of the each of the first three quarters with the remainder of the final accrued amount paid after the end of the fiscal year when audited annual financial statements are received.  All bonuses are subject to “claw-back” provisions in the event of certain actions of the officers.

The formula used for bonuses focuses on net operating profits (excluding certain extraordinary items) of the Company which exceed a required equity return on investments to determine the amount of bonuses. The bonuses provide for a percentage bonus on net profits up to a set net profit amount (excluding extraordinary items) and a different, smaller percentage bonus on net profits in excess of the set net profit amount (excluding extraordinary items).

Perquisites and Benefits

Other than the use of a Company car, the Company generally does not have programs to provide personal perquisites or executive benefits solely to execute officers.  The exception is that Mr. McCutcheon, as CEO of the Company, is provided a nonqualified salary continuation plan which is generally payable beginning at retirement, disability or death, Company-provided life insurance and healthcare reimbursement.  Our executive officers are eligible to participate in the same benefit programs as all other employees.  These benefits include the following:

●	Medical and dental care plans	●	Flexible Spending Accounts for healthcare and dependent care spending

●	Life accidental death and dismemberment and disability insurance	●	401(k) plan

●	Paid time off	●	Non Qualified Plan (Benefit and Savings Plan)

Consistent with the Company’s compensation philosophy, the Company intends to maintain its current benefits for its executive officers.  However, the Board of Directors in its discretion may revise, amend, delete or add to the executive officers' benefits if it deems it advisable.

Employment Agreements, Severance Benefits and Change in Control Provisions

The Company has a non-qualified Salary Continuation Plan established for the benefit of the Company’s Chief Executive Officer, Mark W. McCutcheon. The Company entered into this Salary Continuation Plan, on May 15, 2002, to ensure the performance of his role in the Company for an extended period of time. In addition, the Company also considered the critical nature of the position and the Company’s need to retain him when it committed to establish this plan. The Salary Continuation Plan provides for payments of up to $120,000 per year, as adjusted for inflation, for 15 years following death or retirement at age 65.  Payments under the Salary Continuation Plan, subject to certain exceptions, are contingent upon Mr. McCutcheon remaining employed with the Company until death, disability or retirement from the Company at or after age 65.  In the event of disability prior to retirement, the yearly benefit of $120,000 is reduced by any payments of social security disability benefits and long term disability benefits which were funded or provided by the Company.  The Salary Continuation Plan may be amended or terminated by the Company’s Board of Directors, except that in the event of a change of control in the Company, the Salary Continuation Plan becomes irrevocable.  The Plan is funded in part with life insurance on the life of Mr. McCutcheon.

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the fiscal years 2013, and 2014 earned by or paid to the Chief Executive Officer, Chief Financial Officer and the other most highly compensated Executive Officers whose total compensation exceeded $100,000.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earning ($)	All Other Compensation ($) (1)	Total ($)

Mark W. McCutcheon (a)	2014	$325,000	$27,435	---	---	---	---	$146,996	$499,431
President and Chief Executive Officer and President of Golden Flake Snack Foods, Inc.	2013	$311,000	$50,539	---	---	---	---	$171,599	$533,139

Randy Bates (b)	2014	$225,000	$20,576	---	---	---	---	$24,692	$270,268
Executive Vice President of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc	2013	$210,000	$37,905	---	---	---	---	$25,284	$273,188

David Jones (c)	2014	$225,000	$20,576	---	---	---	---	$26,697	$272,273
Executive Vice President of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc.	2013	$210,000	$37,905	---	---	---	---	$27,890	$275,795

Patty Townsend (d)	2014	$185,000	$20,576	---	---	---	---	$24,495	$230,071
Chief Financial Officer Vice President and Secretary	2013	$170,000	$37,905	---	---	---	---	$23,374	$231,278

(1) The compensation represented by the amounts set forth in the All Other Compensation column is detailed in the following table, except as noted:

2014	Company	Salary		Golden
	Contributions	Continuation		Flake		Company	Total
	to 401(k)	Plan Accruals		Director		Paid Life	All Other
Name	($)	($)		Fees	Perquisites (4)	Insurance	Compensation

Mark W. McCutcheon	$1,488	$100,344	(2)	$6,000	$38,339	$826	$146,996	(3)
Randy Bates	$1,313	---		$6,000	$16,587	$792	$24,692	(3)
David Jones	$1,313	---		$6,000	$18,593	$792	$24,697	(3)
Patty Townsend	$540	---		$5,500	$17,940	$516	$24,495

2013	Company	Salary		Golden
	Contributions	Continuation		Flake		Company	Total
	to 401(k)	Plan Accruals		Director		Paid Life	All Other
Name	($)	($)		Fees	Perquisites (4)	Insurance	Compensation

Mark W. McCutcheon	$2,500	$131,804	(2)	$6,000	$30,470	$826	$171,599	(3)
Randy Bates	$2,100	---		$6,000	$16,668	$516	$25,284	(3)
David Jones	$2,100	---		$6,000	$18,998	$792	$27,890	(3)
Patty Townsend	$850	---		$6,000	$16,248	$276	$23,374

(2)	Amounts set forth as Salary Continuation Plan Accruals and any receipt thereof by Mr. McCutcheon in the future are subject to the requirements, conditions and continuation of the Salary Continuation Plan as described on Page 18.
(3)	Total All Other Compensation does not include Golden Enterprises, Inc. Director fees shown on Page 21.
(4)	The compensation represented by the amounts set forth in the perquisites column is detailed in the following table:

2014 Perquisites
Name	Health Care Reim		Company Car Allowance	LTD Insurance	Company Contributions 401(k) Mirror Plan Match	Total Perquisites

Mark W. McCutcheon		$15,021	$2,810	$2,814	$17,694	$38,339
Randy Bates	$	---	$2,444	$1,905	$12,238	$16,587
David Jones	$	---	$4,299	$1,920	$12,374	$18,593
Patty Townsend	$	---	$6,239	$1,622	$10,079	$17,940

2013 Perquisites
Name		Health Care Reim	Company Car Allowance	LTD Insurance	Company Contributions 401(k) Mirror Plan Match	Total Perquisites

Mark W. McCutcheon		$8,014	$2,210	$2,829	$17,416	$30,470
Randy Bates	$	---	$2,620	$1,926	$12,121	$16,668
David Jones	$	---	$4,781	$1,944	$12,273	$18,998
Patty Townsend	$	---	$4,917	$1,631	$9,701	$16,248

(a )	Mark W. McCutcheon has served as President and Chief Executive Officer of the Company since April 4, 2001. He has served as President of Golden Flake Snack Foods, Inc. since November 1, 1998.

(b)	Randy Bates has served as Executive Vice President of Sales, Marketing and Transportation of Golden Flake Snack Foods, Inc. since October 26, 1998.

(c)	David Jones has served as Executive Vice President of Operations, Human Resources and Quality Control of Golden Flake Snack Foods, Inc. since May 20, 2002. He was Vice President of Manufacturing from 1998 to 2002 and Vice President of Operations from 2000 to 2002.

(d)	Patty Townsend has served as Chief Financial Officer, Vice-President and Secretary of the Company since March 1, 2004.

Outstanding Equity Awards

There are no outstanding equity awards.

Compensation of Directors

During the fiscal year ended May 30, 2014, the Company paid each of its non-employee Directors a retainer of $300 per month and a fee of $2,000 for each regular Board meeting attended. The members of the Compensation Committee were each paid $2,000 for attending the Compensation Committee meeting and the members of the Audit Committee were paid $1,000 for each meeting attended.

The following table sets forth certain information with respect to directors compensation for the 2014 fiscal year. Amounts paid to executive officers are included in the previous table setting forth executive officer compensation.

Directors Compensation

Name	Fees earned or paid in Cash	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other compensation	Total
	($)	($)	($)	($)	($)	($)	($)

Joann F. Bashinsky	$10,000						$10,000
Paul R. Bates	$8,000						$8,000
David A. Jones	$8,000						$8,000
Mark W. McCutcheon	$8,000						$8,000
John P. McKleroy, Jr.	$11,600						$11,600
William B. Morton, Jr.	$13,600						$13,600
J. Wallace Nall, Jr.	$13,600						$13,600
Edward R. Pascoe	$15,600						$15,600
F. Wayne Pate	$13,600						$13,600
John S.P. Samford	$17,600						$17,600
John S. Stein, III	$15,600						$15,600

James I. Rotenstreich, as Director Emeritus, was paid Four Thousand Dollars ($4,000) for attending Directors meetings. John S. Stein, Jr. was paid One Thousand Dollars ($1,000) as Director Emeritus.

The following table provides compensation information for the year ended May 30, 2014 for each of the independent members of the Board.

Name	Total Director Compensation ($)

Edward R. Pascoe	$15,600
John S.P. Samford	$17,600

John S. Stein, III	$15,600
William B. Morton, Jr.	$13,600

Indemnification Arrangements

The Company’s Certificate of Incorporation provides that the Company indemnify and hold harmless each of its directors and officers to the fullest extent authorized by the Delaware General Corporation Law, against all expense, liability and loss (including attorney’s fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection with services rendered by such directors or officers to or on behalf of the Company.

The Certificate of Incorporation also provides that a director will not be personally liable to the Company or its stockholders for monetary damages for breach of the fiduciary duty of care as a director. This provision does not eliminate or limit the liability of a director:

●	for breach of his or her duty of loyalty to the Company or to the stockholders;
●	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;
●	under Section 174 of the Delaware General Corporation Law (relating to unlawful payments of dividends or unlawful stock repurchases or redemptions); or
●	for any improper benefit.

The Company has executed with each Director a written Indemnification Agreement which includes the items set forth above.

The Company maintains Officer and Director's Insurance to protect and benefit the Company and Directors.

Notwithstanding the Indemnification arrangements stated above, indemnification for certain liabilities under the Federal Securities Acts may be deemed by the SEC as against public policy and unenforceable.

CERTAIN RELATED PARTY TRANSACTIONS

During the fiscal year ended May 30, 2014, the law firm of Spain & Gillon, L.L.C., of which John P. McKleroy, Jr. is a member, served as General Counsel and performed various legal services for the Company and its subsidiary for which it was paid legal fees of $279,975. The firm will continue to perform legal services for the current fiscal year.

The Company believes that the related party transaction was on terms equal to or better than those available from unaffiliated third parties.

The Audit Committee Charter requires that the Audit Committee review and approve or ratify all related party transactions.  Accordingly, the Audit Committee reviewed, approved and ratified the above-described related party transaction.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee reviews with the independent auditors, the Company’s Chief Financial Officer and the Company’s general counsel the results of the independent auditor’s annual report on the Company’s financial statements. The Audit Committee selects and engages the Company’s independent auditors and performs such additional functions as are necessary or prudent to fulfill the Committee’s duties and responsibilities and reports its recommendations and findings to the full Board of Directors.

The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed and reassessed for adequacy on an annual basis.

The Audit Committee has reviewed and discussed the audited financial statements for the year ended May 30, 2014 with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Accounting Oversight Board Auditing Standard No. 16 (“AS 16”).  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and has discussed with the independent auditors their independence. The Audit Committee has also discussed with the management of the Company and the independent auditors, such other matters and received such assurances from them as deemed appropriate by the Audit Committee.

The Audit Committee has considered whether the provision of the non-audit services performed by Dudley, Hopton-Jones, Sims and Freeman PLLP, as described on Pages 23-24 hereof is compatible with maintaining Dudley, Hopton-Jones, Sims and Freeman PLLP’s independence.

The Audit Committee recognizes the importance of maintaining the independence of the Company's independent registered public accountants.  Consistent with its Charter, the Audit Committee has evaluated Dudley, Hopton-Jones, Sims & Freeman PLLP's qualifications, performance, and independence, including that of the lead audit partner.  In addition, Dudley, Hopton-Jones, Sims & Freeman PLLP has provided the Audit Committee with a letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountant's communications with the Audit Committee concerning independence and the Audit Committee has engaged in dialogue with Dudley, Hopton-Jones, Sims & Freeman PLLP about their independence.

The Audit Committee reviewed, approved and ratified the related party transactions set forth and described in “Certain Related Party Transactions” on Page 22 hereof.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements referred to above be included in the Company’s Annual Report on form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors of Golden Enterprises, Inc.

Members of the Audit Committee: John S. P. Samford, Edward R. Pascoe, William B. Morton, Jr. and John S. Stein, III.

INDEPENDENT ACCOUNTANTS

Dudley, Hopton-Jones, Sims & Freeman PLLP, Certified Public Accountants (“Dudley, Hopton-Jones”) were selected by the Audit Committee and ratified by the Board of Directors as the independent accountants to audit the Company’s financial statements for the fiscal year ended May 30, 2014.  Dudley, Hopton-Jones has served as independent auditors to the Company since 1977.  Representatives of Dudley, Hopton-Jones will be present at the annual meeting and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders.

During the fiscal years ended 2014 and 2013, Dudley, Hopton-Jones provided various audit and non-audit services to the Company and its subsidiary.  As part of their services as the Company’s auditors, they audited the consolidated financial statements of the Company and its subsidiary, the individual financial statements of the Company and Golden Flake Snack Foods, Inc. and its subsidiary  and also reviewed the Company’s Annual Report (Form 10-K) for filing with the Securities and Exchange Commission.

Fees billed by Dudley, Hopton-Jones:

The following table shows information about fees billed to the Company by Dudley, Hopton-Jones.

	FYE 2014	FYE 2013
Audit Fees (1)	$119,225	$119,335
Audit Related Fees (2)	-0-	-0-
Tax Fees (3)	22,500	22,500
All Other Fees (4)	-0-	-0-

Total Fees	$141,725	$141,835

_____________________

(1) Current FYE 2014 audit fees consist of the aggregate fees billed for professional services rendered for the audit of the Company’s annual financial statements and for the timely reviews of quarterly financial statements and assistance with the review of documents filed with the SEC.

(2) Audit related fees consist of the aggregate fees billed for audit of the Company’s and the Company’s subsidiary employee benefit plans.

(3) Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance including tax planning, tax advice, the preparation of tax returns, audit of tax returns, and claims for refunds.

(4) All other fees:  Dudley, Hopton-Jones did not provide any other services to the Company than those described above nor were there any other fees billed to the Company than those described above.
_____________________

The Audit Committee is required by its policy to pre-approve all services to be rendered by the Company’s Independent Auditors prior to performance of such services.  Pre-approval of services may be done in one of two ways, specific pre-approval or general pre-approval.  With the use of specific pre-approval, the Audit Committee must specifically pre-approve the services that are to be rendered by the Independent Auditors prior to their engagement to render such services.  The Audit Committee has elected to implement the specific pre-approved policy and procedure.  As a result, all services provided by the Independent Auditors must be specifically pre-approved by the Audit Committee.

The services of the Independent Auditors described above were specifically pre-approved by the Audit Committee prior to the engagement of the Independent Auditors to render such services.

The Company has not selected the principal accountants to audit its financial statements for the current fiscal year.  It is the Company’s policy to select its principal accountants after the preceding year’s audit has been completed and the Company has had time to consider the selection.

PROPOSAL 2

VOTE ON GOLDEN ENTERPRISES, INC. 2014 LONG TERM INCENTIVE PLAN

We are requesting shareholder approval of the 2014 Long Term Incentive Plan, which is attached as Schedule 1, as disclosed and summarized in this Proxy Statement.

The affirmative vote of a majority of the votes cast is required for the approval of the 2014 Long Term Incentive Plan.  The Board of Directors recommends a vote FOR the approval of the Golden Enterprises, Inc. 2014 Long Term Incentive Plan.

SUMMARY OF GOLDEN ENTERPISES, INC.
2014 LONG TERM INCENTIVE PLAN

On July 17, 2014, the Company, through its Board, adopted and recommended for submission to the Company’s shareholders for their approval the Golden Enterprises, Inc. 2014 Long Term Incentive Plan.  The purpose of the Plan is to further the growth in earnings and market appreciation of the Company by providing long-term incentives to those officers and key employees of the Company or its subsidiaries who make substantial contributions to the Company through their ability, loyalty, industry and invention.

The Board believes that the Company should have shares available to grant awards to certain of its officers and key employees. The Board also believes that the Company and its shareholders significantly benefit from having the Company's key management employees receive such awards, and that the opportunity thus afforded these employees to acquire common stock of the Company is an essential element of an effective management incentive program.  The Board further believes that stock based awards are very valuable in attracting and retaining highly qualified management personnel and in providing additional motivation to management to use their best efforts on behalf of the Company and its shareholders.

The primary features of the Plan are summarized below. This summary is qualified in its entirety by reference to the specific provisions of the Plan, the full text of which is set forth as Schedule 1 to this Proxy Statement and on the Company’s website at www.goldenflake.com.

General Information

The Plan will be administered by the Stock Option Committee of the Board of Directors. The Stock Option Committee will consist of three or more members of the Board who are "non-employee directors" within the meaning of Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934.

The Plan authorizes the Stock Option Committee to grant to the participants in the Plan (i) stock options (which may be incentive stock options or non-qualified stock options for tax purposes), (ii) stock appreciation rights ("SARs"), (iii) restricted stock awards, (iv) performance units (which may be in stock, cash or a combination thereof), and (v) supplemental cash payments.  Persons eligible to participate in the Plan shall be those officers and key employees of the Company and its subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Company or its subsidiaries. Participants are chosen from this group by the Stock Option Committee, at its discretion. Currently, there are approximately 17 employees of the Company eligible to participate in the Plan.

The effective date of the Plan, subject to the approval by the Company's shareholders, will be July 17, 2014, the date it was adopted by the Board.  The Plan shall continue in effect until all awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no award may be granted after the expiration of ten (10) years following such effective date.

Stock Based and Other Incentive Awards

Shares Reserved for Issuance.  The aggregate number of shares of the Company's common stock which may be issued under the Plan may not exceed 750,000.  Shares subject to options granted under the Plan which expire unexercised, or shares subject to awards which are otherwise forfeited or cancelled, will not count against this limit.  The maximum number of shares with respect to which awards may be granted to any individual in any one year under the Plan is 100,000.

Stock Options.  The Stock Option Committee will be authorized to determine the terms and conditions of all option grants, subject to the specific limitations set forth in Section 8 of the Plan.  In general, no incentive stock option may be granted with an exercise price of less than the fair market value of a share of the Company's common stock on the date of grant, while non-qualified stock options may be granted at any price not less than par value, the term of an option may not be longer than ten (10) years, and any option shall be subject to certain restrictions on transferability. Payment of the option price may be in cash, check or other instrument acceptable to the Stock Option Committee, or, in the discretion of the Stock Option Committee, in the form of unrestricted common stock of the Company owned by the optionee.  The Plan will give the Stock Option Committee discretion to make loans for the purchase price of the exercise of Stock Options.

Stock Appreciation Rights.  The Stock Option Committee will be authorized to grant SARs either independent of or in connection with stock options granted under the Plan.  The exercise of SARs will entitle the holder thereof to an amount (the "appreciation") equal to the difference between the fair market value of a share of common stock on the date the SAR was issued and the fair market value of a share of common stock of the Company on the date the SAR is exercised.  The appreciation will be payable in cash or common stock of the Company, at the discretion of the Stock Option Committee.

The exercise of SARs which are paid in common stock will be treated as the issuance of the shares of common stock to which the SARs relate for purposes of calculating the maximum number of shares which have been issued under the Plan.

Restricted Stock.  The Stock Option Committee will be authorized to award restricted stock under the Plan subject to such terms and conditions as the Stock Option Committee may determine. The Stock Option Committee will have authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which the restricted stock will vest.  The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company, upon the attainment of specified performance goals, or upon such other criteria as the Stock Option Committee may determine.  The Plan will give the Stock Option Committee discretion to make loans to the recipients for the purchase price of the restricted stock and to accelerate the vesting of restricted stock on a case by case basis at any time.

Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name and held in custody by the Company.  However, no share of restricted stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. In the event of an employee's termination of employment before all of his or her restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested will be forfeited, provided that the participant will be entitled to retain any shares of restricted stock which have been paid for by the participant.  At the time restricted stock vests and all risks of forfeiture have lapsed/expired, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death), free of all restrictions.

Performance Units.  The Stock Option Committee may grant performance units under which payment may be made to the participant upon the attainment of specific performance goals.  Such performance goals will be established by the Stock Option Committee and will relate to the performance of the Company (or any segment thereof) over a specified performance period, as judged under any business criteria deemed appropriate by the Stock Option Committee, including without limitation, growth in earnings, the ratio of earnings to shareholder's equity or the ratio of earnings to total capital.

As an element of each performance goal, the Stock Option Committee may establish a principal performance target and a minimum performance target.  These targets may be adjusted at any time prior to payment of the performance unit to reflect major unforeseen events such as changes in laws, regulations or accounting procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events, subject to the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) discussed below.  The Stock Option Committee shall determine the extent to which the performance targets have been attained, and what, if any, payment is due the participant on the performance unit.  Such payment may be made, at the Stock Option Committee's discretion, in cash or common stock of the Company (based on the then current fair market value of such stock).

Notwithstanding any other provision of the Plan to the contrary, performance targets established by the Stock Option Committee with respect to performance units granted to one or more of the five (5) most highly compensated officers of the Company or its Subsidiaries will be pre-established objective performance goals within the meaning of Section 162(m) of the Code and treasury regulations promulgated thereunder.  Furthermore, and notwithstanding any other provision in the Plan to the contrary, once the Stock Option Committee has established one or more performance targets with respect to a performance unit granted to any of the five (5) most highly compensated officers of the Company or its Subsidiaries, the Stock Option Committee shall have no discretion to waive or alter the targets after the expiration of the earlier of (i) the expiration of twenty-five percent of the performance period or (ii) the date on which the outcome under the target is substantially certain.

Supplemental Cash Payments.  A stock option, SAR, restricted stock or performance unit award may provide for the Company to make a supplemental cash payment to a participant.  Payments may be made for the purpose of, but not limited to, assisting the employee in paying income taxes resulting from an award under the Plan. In no event shall the amount of cash payment exceed the value of the award to which it relates.

Discussion of Federal Income Tax Consequences

The following statements are based on current interpretations of existing Federal income tax laws. The law is technical and complex and the statements represent only a general summary of some of the applicable provisions.

Stock Options.  There are generally no Federal income tax consequences either to the optionee or to the Company upon the grant of a stock option, except that certain awards of non-qualified stock options, depending on their terms, could be subject to taxation sooner. On exercise of an incentive stock option, the optionee will not recognize any income and the Company will not be entitled to a deduction for tax purposes, although such exercise may give rise to liability for the optionee under the alternative minimum tax provisions of the Code.

Generally, if the optionee disposes of shares acquired upon exercise of an incentive stock option within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income and the Company will be entitled to a deduction for tax purposes in the amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price (or the gain on sale, if less). Otherwise, the Company will not be entitled to any deduction for tax purposes upon disposition of such shares, and the entire gain for the optionee will be treated as a capital gain.

On exercise of a non-qualified stock option, the amount by which the fair market value of the shares on the date of exercise exceeds the option exercise price will generally be taxable to the optionee as ordinary income and will generally be deductible for tax purposes by the Company. The disposition of shares acquired upon exercise of a non-qualified stock option will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Stock Appreciation Rights.  The grant of an SAR generally does not result in income to the grantee or in a deduction for the Company. Upon the exercise of an SAR, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares plus any cash received.

Restricted Stock.  The grant of restricted stock generally does not result in income to the grantee or in a deduction for the Company, assuming the shares transferred are subject to restrictions which constitute a "substantial risk of forfeiture." If there are no such restrictions, the grantee would recognize ordinary income upon receipt of the shares. Dividends paid to the grantee while the stock is subject to such restrictions would be treated as ordinary income for Federal income tax purposes. At the time the restrictions lapse, the grantee would recognize ordinary income, and the Company would be entitled to a deduction measured by the fair market value of the shares at the time of lapse.

Performance Units.  The grant of a performance unit generally does not result in income to the grantee or in a deduction for the Company. Upon the receipt of cash or shares of common stock under a performance unit, the grantee will recognize ordinary income and the Company will be entitled to a deduction measured by the fair market value of the shares and/or any cash received.

Supplemental Cash Payments.  Supplemental Cash Payments will result in ordinary income to the grantee and a deduction for the Company.

Section 409A.  Certain awards granted under the Plan may be deemed to constitute "deferred compensation" within the meaning of Section 409A of the Code, and the regulations and other administrative guidance issued thereunder.  Section 409A of the Code imposes potential taxes, interest and penalties on certain deferred compensation.  It is the intent that the awards granted under the Plan will comply with the requirements of Section 409A of the Code and not incur the adverse tax consequences, however, certain awards hereunder may nevertheless be subject to Section 409A of the Code.  Notwithstanding any provision of the Plan to the contrary and to carry out the intent of the Plan, the Committee is authorized, in its sole discretion, to amend the Plan or any award agreement as it deems necessary or appropriate to comply with Section 409A.

Change of Control

In the case of a merger or consolidation in which the Company is not the surviving corporation, or a sale of all or substantially all of the business or property of the Company, or liquidation or dissolution of the Company or in the event of a tender offer or any other change involving a threatened change in control of the Company which, in the opinion of the Stock Option Committee, could deprive the holders of the benefits intended to be conferred by awards hereunder, the Committee may, in anticipation of any such transaction or event, make such adjustments in the terms and conditions of outstanding awards to preserve the benefits intended to be conferred under the Plan by the Committee.  Any such adjustments shall not, to the extent possible, violate requirements of the Code or regulations promulgated thereunder so as to adversely affect the participant.  The Stock Option Committee in making such adjustments shall, at its sole discretion, determine what adjustments are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions, performance objectives and other terms.

Vote Required and Board of Director Recommendation

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting of shareholders at which a quorum is present, is required for approval of this proposal.

The Board of Directors believes that the Plan is in the best interests of the Company and the shareholders for the reasons stated above.  Therefore, the Board of Directors unanimously recommends a vote FOR approval of this proposal to adopt the Plan.

FINANCIAL STATEMENTS

Consolidated Financial Statements of the Company and its subsidiary for the fiscal year ended May 30, 2014 are contained in the 2014 Annual Report to Stockholders which accompanies this Proxy Statement. However, such Report and Financial Statements contained therein are not to be considered a part of this solicitation material since they are not deemed material to the matters to be acted upon at the meeting.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Any stockholder desiring to submit a proposal to be considered by the Board of Directors for inclusion in the proxy statement and form of proxy relating to next year’s Annual Meeting of Stockholders must do so in writing received by the Company on or before June 1, 2015. Any other stockholder proposals for the Company’s 2015 Annual Meeting of Stockholders must be received no later than July 20, 20154. The proposals must comply with all applicable statues and regulations. Any such proposals should be submitted to Golden Enterprises, Inc., Attention: Patty Townsend, CFO, Vice President  & Secretary, One Golden Flake Drive, Birmingham, Alabama 35205.

CODE OF CONDUCT AND ETHICS

Golden Enterprises has adopted a Code of Conduct and Ethics that applies to its directors, officers and employees and to all directors, officers and employees of Golden Flake Snack Foods, Inc.  The Code of Conduct and Ethics and any amendments thereto, are available on Golden Flake’s website at  www.goldenflake.com.  Any waiver from the Code of Conduct and Ethics for Directors and Officers also will be made available on Golden Flake’s website at www.goldenflake.com.

HOUSEHOLDING

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for Proxy Statements with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household Proxy Statements, delivering a single Proxy Statement to multiple stockholders sharing an address. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement, please notify your broker. If you would like to receive a separate copy of this Proxy Statement from us directly, please contact us by writing or telephone as follows:

Golden Enterprises, Inc.
One Golden Flake Drive
Birmingham, Alabama 35205
Attention: Patty Townsend, Chief Financial Officer
Telephone: (205) 323-6161

OTHER BUSINESS

It is not anticipated that there will be presented to the meeting any business other than the matters specifically set forth herein and management was not aware, a reasonable time before this solicitation of proxies, of any other matter which may properly be presented for action at the meeting. If any other business should come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.

By Order of the Board of Directors

Mark W. McCutcheon
Chairman

SCHEDULE 1

GOLDEN ENTERPRISES, INC.

2014 Long Term Incentive Plan

Section 1.    PURPOSE OF THE PLAN.  The purpose of the Golden Enterprises, Inc. 2014 Long Term Incentive Plan (the "Plan") is to further the growth in earnings and market appreciation of Golden Enterprises, Inc. (the "Corporation").  The Plan provides long-term incentives to those officers and key employees of the Corporation or its subsidiaries who make substantial contributions to the Corporation through their ability, loyalty, industry and invention.  The Corporation intends that the Plan will thereby facilitate securing, retaining and motivating officers and key employees of high caliber and good potential.

Section 2.    DEFINITIONS.  For purposes of the Plan, the following terms shall be defined as set forth below:

(a)   "Board" means the Board of Directors of the Corporation.

(b)   "Cause" means (i) a willful and material violation of federal, state and/or local laws and regulations, (ii) dishonesty, (iii) theft, (iv) fraud, (v) embezzlement, (vi) commission of a felony or a crime involving moral turpitude, (vii) substantial dependence or addiction to alcohol or any drug, (viii) conduct disloyal to the Corporation or its affiliates, or (ix) willful dereliction of duties or disregard of lawful instructions or directions of the officers or directors of the Corporation or its affiliates.

(c)   "Code" means the Internal Revenue Code of 1986, as amended, or any successors thereto.

(d)   "Committee" means the Stock Option Committee of the Board.

(e)   "Common Stock" means the common stock, par value $.66 2/3 per share, of the Corporation.

(f)   "Corporation" means Golden Enterprises, Inc., a Delaware corporation.

(g)   "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code.

(h)   "Early Retirement" means retirement from active employment with the Corporation or its Subsidiary on or after the date on which the participant reaches the age of 55 but before the date on which the participant reaches the age of Normal Retirement.

(i)   "Fair Market Value" means, as of any given date, (i) the closing price of the Common Stock (or if no transactions were reported on such date on the next preceding date on which transactions were reported) in the principal market in which such Common Stock is traded on such date; or (ii) if (i) is not deemed an acceptable method to determine fair market value under Code Sections 422 and 409A, such other method required by Sections 422 and/or 409A of the Code and regulations thereto to determine fair market price as approved by the Board.

(j)   "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code and regulations promulgated thereunder.

(k)   "Non-Employee Director" shall mean an individual who qualifies as a "Non-Employee Director" within the meaning set forth in Rule 16b-3(b)(3) as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

(l)   "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

(m)   "Normal Retirement" means retirement from active employment with the Corporation or its Subsidiary on or after the date on which the participant reaches the age of 65 or such other date as determined by the Committee in conformity with the definition of regular retirement age as may be set forth in the Social Security Act, as amended, and regulations thereto.

(n)   “Participant” means a person eligible to participate in the Plan who has been granted an Award or Awards (as hereinafter defined).

(o)   "Performance Units" means an Award granted to a participant pursuant to Section 10 hereof contingent upon achieving certain performance targets.

(p)   "Plan" means the Golden Enterprises, Inc. 2014 Long Term Incentive Plan.

(q)   "Restricted Stock" means an Award of shares of Common Stock granted to a participant pursuant to and subject to the restrictions set forth in Section 11 hereof.

(r)   "Stock Appreciation Rights" means a right granted under Section 9 hereof, which entitles the Participant to receive cash or Common Stock in an amount equal to the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price.

(s)   "Stock Option" means any option to purchase shares of Common Stock granted pursuant to Section 8 hereof.

(t)   "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

(u)   "Ten Percent Shareholder" means a person who owns (after taking into account the attribution rules of Code Section 424(d)) more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation.

Section 3.    ADMINISTRATION.

(a)    The Plan shall be administered by the Committee.  The Committee is appointed by the Board and consists of three or more members all of whom are Non-Employee Directors of the Board.  The Board may from time to time increase the number of members of the Committee, remove members (with or without cause), appoint new members to replace previous members and fill vacancies which have arisen.  No member of the Committee shall be eligible to receive Awards under the Plan while serving on the Committee, and no member of the Committee shall have been eligible to receive Awards for one year prior to serving on the Committee.  The Committee shall have full and final authority in its discretion to interpret the provisions of the Plan (and any agreements relating thereto) and to decide all questions of fact arising in its application; to determine the employees to whom Awards shall be made under the Plan; to determine the type of Award to be made and the amount, size, terms and conditions of each such Award; to determine and establish additional terms and conditions not inconsistent with the Plan for any agreements entered into with participants in connection with the Plan (“Award Agreements”); to determine the time when Awards (as hereinafter defined) will be granted and when rights may be exercised, which may be after termination of employment; to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; and to make all other determinations necessary or advisable for the administration of the Plan.

(b)   A majority of the Committee shall constitute a quorum, and the action of a majority of members of the Committee present at any meeting at which a quorum is present, or acts unanimously adopted in writing without the holding of a meeting, shall be the acts of the Committee.  Any decision made, or action taken, by the Committee arising out of or in connection with the interpretation and administration of the Plan shall be final and conclusive; provided, however, that any such decision made or action taken may be reviewed by the Board, in which event the determination of the Board shall be final and conclusive.  This provision shall not be construed to grant to any person any right to review by the Board of any decision made or action taken by the Committee.

(c)   Neither the Board, the Committee, nor any member of either shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Board and Committee may be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorney's fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time, in all events as a majority of the Board then in office may determine from time to time, as evidenced by a written resolution thereof.  In addition, no member of the Board, Committee or employee of the Corporation shall be liable for any act or failure to act hereunder by any other member of the Board, Committee or other employee or by any agent to whom duties in connection with the administration of this Plan have been delegated or for any act or failure to act by such member of the Board, Committee or employee, in all events except in circumstances involving such member's or employee's bad faith, gross negligence, intentional fraud, or intentional violation of a material statute.

Section 4.    PARTICIPANTS.

(a)    Persons eligible to participate in the Plan shall be those officers and key employees of the Corporation or its Subsidiaries who are in positions in which their decisions, actions and counsel significantly impact the performance of the Corporation or its Subsidiaries as determined by the Committee.  Directors of the Corporation who are not salaried employees of the Corporation or its Subsidiaries shall not be eligible to participate in the Plan.

(b)    Nothing in the Plan and no Award (as hereinafter defined) which is granted pursuant to the Plan shall be deemed to afford a Participant a right to continued employment with the Corporation or any Subsidiary nor in any way preclude the right of the Participant or the Corporation or any Subsidiary to terminate the employment relationship nor give the Participant any rights whatsoever to be granted Awards at any future date.

(c)    A Participant shall have no entitlement to compensation or damages resulting from the termination of his or her status as a salaried employee or for the loss of any right or benefit or prospective right or benefit under the Plan.

Section 5    AWARDS UNDER THE PLAN.

Awards by the Committee under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Supplemental Cash Payments and such other forms as the Committee may in its discretion deem appropriate, including any combination of the above (an “Award”).  No fractional shares shall be issued under the Plan, and the minimum value of any shares issued under the Plan shall be the par value at the time of Award.

Section 6.    SHARES SUBJECT TO PLAN.

(a)           The shares of Common Stock that may be issued under the Plan shall not exceed in the aggregate 750,000 shares of Common Stock.  Such shares may be authorized and unissued shares or treasury shares.  Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised, as to such shares, shall again be available for granting Awards under the Plan.

(b)           The maximum number of shares subject to Awards which may be granted under the Plan to any individual in any one year is 100,000 (subject to appropriate adjustments to reflect changes in the capitalization of the Corporation).  Notwithstanding the above, any Award of Incentive Stock Options shall not violate limits set forth in Code Section 422 and regulations promulgated thereunder.

(c)           In the event of any change in the outstanding Common Stock of the Corporation by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or otherwise, the Committee shall adjust the number of shares of Common Stock which may be issued under the Plan and the Committee shall provide for an equitable adjustment of any shares issuable pursuant to Awards outstanding under the Plan.

Section 7.    EFFECTIVE DATE.

The effective date of this Plan shall be the date it is adopted by the Board, provided that the stockholders of the Corporation shall approve this Plan in accordance with Rule 16b-3 of the Securities Exchange Act of 1934 and Listing Rule 5635 of the NASDAQ Stock Market within twelve (12) months after the date of adoption.  If any Awards are granted under the Plan before the date of such stockholder approval, such Awards automatically shall be granted subject to such approval.

Section 8.    STOCK OPTIONS.

(a)   General.

(i)     Stock Options may be granted either alone or in addition to other Awards granted under the Plan.  Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve, and the provisions of Stock Option Awards need not be the same with respect to each optionee.  Each Stock Option shall be evidenced by a written option agreement that shall specify, among other things, the type of Stock Option granted, the option price, the duration of the Stock Option, the number of shares of Common Stock to which the Stock Option pertains, and the schedule on which such Stock Options become exercisable (the “Option Agreement”).

(ii)           The Stock Options granted under the Plan may be of two types: (a) Incentive Stock Options and (b) Non-Qualified Stock Options.

(iii)   The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).  To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

(iv)   Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code.  Notwithstanding the foregoing, in the event a Participant voluntarily disqualifies a Stock Option as an Incentive Stock Option within the meaning of Section 422 of the Code, the Committee may, but shall not be obligated to, make such additional grants, Awards or bonuses as the Committee shall deem appropriate, to reflect the tax savings, if any, to the Corporation which result from such disqualification.

(b)   Terms and Conditions.  Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(i)   Option Price.  The option price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but an Incentive Stock Option shall be not less than the Fair Market Value of the Common Stock on the date of the grant of the Stock Option; provided, however, if the Stock Option is an Incentive Stock Option granted to a Ten Percent Shareholder, the option price for each share of Common Stock subject to such Incentive Stock Option shall be no less than one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date such Incentive Stock Option is granted.  The option price per share of Common Stock for a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than the par value of the Common Stock.

(ii)   Option Term.  The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date such Stock Option is granted.

(iii)   Exercisability.  Subject to Section 8(b)(x) hereof with respect to Incentive Stock Options, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant.  A Stock Option may not be exercised for the purchase of a fraction of a Share of Common Stock.  If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time, in whole or in part, based on performance and/or such other factors as the Committee may determine in its sole discretion.  Notwithstanding the above, no Incentive Stock Option granted to a Ten Percent Shareholder will be exercisable after the expiration of five (5) years from the date the Incentive Stock Option is granted.

(iv)   Method of Exercise.  Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Corporation specifying the number of shares to be purchased, accompanied by payment in full of the purchase price, in cash, by check or such other instrument as may be acceptable to the Committee.  As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted Common Stock owned by the optionee (based on the Fair Market Value of the Common Stock on the date the option is exercised, as determined by the Committee).  No shares of Common Stock resulting from the exercise of a Stock Option shall be issued until full payment therefor has been made.  An optionee shall have the rights to dividends or other rights of a stockholder with respect to shares subject to the Stock Option when the optionee has given written notice of exercise and has paid in full for such shares.

(v)   Non-transferability of Options.  Except as otherwise set forth in this Section 8(b), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.  For purposes of paragraphs (vi), (vii), (viii) and (ix) of this Section 8(b), a transferred option may be exercised by the transferee only to the extent that the optionee would have been entitled had the option not been transferred.  Stock Options may not be sold, pledged, assigned, mortgaged, transferred or disposed of in any manner except by exercise or as set forth above.

(vi)   Termination by Death.  Unless otherwise determined by the Committee at grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one (1) year from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.  In the event of termination of employment by reason of death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(vii)         Termination by Reason of Disability.  Unless otherwise determined by the Committee at grant, if any optionee's employment with the Corporation or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one (1) year from the date of such termination of employment or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such one year period, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent and within the time period to which it was exercisable at the time of death.  In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(viii)         Termination by Reason of Retirement.  Unless otherwise determined by the Committee at grant, if an optionee's employment with the Corporation or any Subsidiary terminates by reason of Normal Retirement or Early Retirement (with Committee consent), under a formal plan or policy of the Corporation, any Stock Option held by such optionee shall expire upon the earlier of (i) the expiration date set forth in the Stock Option Agreement to which such Stock Option is subject, or (ii) three (3) months from the date of such Normal or Early Retirement.  An optionee shall not be deemed to have retired during any leave of absence of the optionee authorized by the Corporation or any Subsidiary under its standard personnel practices.  In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

(ix)           Termination for Other Reasons.  Except as provided in 8(b)(vi), (vii) and (viii), or except as otherwise determined by the Committee, all Stock Options shall terminate on the earlier to occur of (i) the expiration date set forth in the Stock Option Agreement which such Stock Option is subject or (ii) three (3) months from the date of termination of employment,  Notwithstanding the above, if the termination of employment was for Cause, then any Stock Options shall expire upon the termination of the Participant's employment.

(x)            Limit on Value of Incentive Stock Option First Exercisable Annually.  The aggregate Fair Market Value (determined at the time of grant) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Plan (and/or any other stock option plans of the Corporation or any Subsidiary) shall not exceed $100,000.

(xi)           If Common Stock acquired by exercise of an Incentive Stock Option granted under the Plan is disposed of either within two years following the date of grant of the Incentive Stock Option or one year following the transfer of the Common Stock to the Participant (a "Disqualifying Disposition"), the holder of the Common Stock shall, immediately prior to such Disqualifying Disposition, notify the Corporation in writing of the date and terms of such Disqualifying Disposition and provide such other information regarding the Disqualifying Disposition as the Corporation may reasonably require.

Section 9.    STOCK APPRECIATION RIGHTS.

Stock Appreciation Rights (“SAR(s)”) shall be evidenced by SARs Agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

(a)           Award.  An SAR shall entitle the Participant to receive upon exercise the excess of (a) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise over (b) a specified price which shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock at the time the SAR was granted, or, if granted in connection with a previously issued Stock Option, not less than 100% of the Fair Market Value of the Common Stock at the time such option was granted.  A SAR may be granted in connection with all or any portion of a previously or contemporaneously granted Stock Option (including, in addition to options granted under the Plan, options granted under other plans of the Corporation), or not in connection with a Stock Option.

(b)           Term.  SARs shall be granted for a period of not more than ten (10) years, and shall be exercisable in whole or in part at such time or times and subject to such other terms and conditions as shall be prescribed by the Committee at the time of grant.

(c)           Payment.  Upon exercise of an SAR, payment shall be made by the Corporation in the form of Common Stock (at the Fair Market Value on the date of exercise), in cash, or in a combination thereof, as the Committee may determine.

(d)           Effect on Shares.  The exercise of an SAR, where payment is made in the form of Common Stock, shall be treated as the issuance of Common Stock for purposes of calculating the maximum number of shares which have been issued under the Plan.

(e)           Stock Appreciation Right Granted with Incentive Stock Option.  An SAR granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Common Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

(f)            Termination of Stock Appreciation Rights.  A Participant who voluntarily terminates employment or whose employment is terminated involuntarily for Cause will forfeit all SAR.

(g)           Termination by Death, Disability or Retirement.  Any Participant granted an SAR who by reason of death, disability or Normal or Early Retirement shall have the right to exercise any SARs granted to such Participant in accordance with time limitations set forth in Sections 8(b)(vi), (vii) and (viii).

Section 10.   PERFORMANCE UNITS.

Performance Units shall be evidenced by Performance Unit Agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time.  Such agreements shall contain in substance the following terms and conditions:

(a)   Performance Period.  The performance period for a Performance Unit shall be established by the Committee and shall be not more than ten (10) years.

(b)   Valuation of Units.  A value for each Performance Unit shall be established by the Committee, together with principal and minimum performance targets to be achieved with respect to the Performance Unit during the performance period.  The Participant shall be entitled to receive one hundred percent (100%) of the value of the Performance Unit if the principal target is achieved during the performance period, but shall be entitled to receive nothing for such Performance Unit if the minimum target is not achieved during the performance period.  The Participant shall be entitled to receive a stated portion of the value of the Performance Unit for performance during the performance period which meets or exceeds the minimum target but fails to meet the principal target.

(c)   Performance Targets.  The performance targets established under the Plan shall relate to the performance of the Corporation or any segment thereof (collectively referred to in this Section 10 as "Corporation's Performance") over the performance period, and may be established in terms of growth in earnings or equity, ratio of earnings to stockholders' equity or to total capital, or any other performance standards as may be determined by the Committee.  Multiple targets may be used and may have the same or different weighting, and they may relate to the Corporation's absolute performance or the Corporation's performance as measured against that of other companies, or any other standards as may be determined by the Committee.

(d)   Adjustments.  At any time prior to payment of the Performance Units, the Committee may adjust previously established performance targets and other terms and conditions, to reflect major unforeseen events such as changes in laws, regulations or accounting policies or procedures, mergers, acquisitions or divestitures or extraordinary, unusual or nonrecurring items or events.

(e)   Payments of Performance Units.  Following the conclusion of each performance period, the Committee shall determine the extent to which performance targets have been attained for such period as well as the other terms and conditions established by the Committee.  The Committee shall determine what, if any, payment is due on the Performance Units and whether such payment shall be made in cash, in Common Stock, or partially in cash and partially in Common Stock.  Any payments made in Common Stock shall be calculated based on the Fair Market Value of the Common Stock.  Payments shall be made as promptly as practicable following the end of the performance period unless deferred subject to such terms and conditions as may be prescribed by the Committee.

(f)   Termination by Death, Disability or Retirement.  Any Participant granted a Performance Unit pursuant to this Section 10, who, by reason of death, Disability or Normal or Early Retirement, terminates employment before the end of the performance period, may be entitled to receive a portion of any earned Performance Unit.  The Committee, in its discretion, will determine the amount, if any, of the Performance Unit earned and the time at which payment will be made.

(g)   Other Termination.  A Participant who voluntarily terminates employment or whose employment is terminated for Cause will forfeit all rights under the Performance Unit.

(h)   Section 162(m) Provisions.  Notwithstanding any other provision of the Plan to the contrary, performance targets established by the Committee for the top five most highly compensated officers of the Corporation and any Subsidiary shall be pre-established objective performance goals within the meaning of Section 162(m) of the Code and regulations promulgated thereunder.  Furthermore, and notwithstanding any other provision of the Plan to the contrary, once the Committee has established one or more performance targets with respect to a Performance Unit granted to one of the top five most highly compensated officers of the Corporation, the Committee shall have no discretion to waive or alter the targets after the earlier of (i) the expiration of twenty-five percent (25%) of the performance period or (ii) the date on which the outcome under the targets is substantially certain.

Section 11.   RESTRICTED STOCK AWARDS.

(a)   Administration.  Shares of Restricted Stock may be issued either alone or in addition to other Awards granted under the Plan.  The Committee shall determine the officers and key employees of the Corporation and its Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be Awarded, the price, if any, to be paid by the recipient of Restricted Stock (subject to Section 11(b) hereof), the time or times within which such Awards may be subject to forfeiture, and all other conditions of the Awards.  The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals, or such other criteria as the Committee may determine, in its sole discretion.  The provisions of Restricted Stock Awards need not be the same with respect to each recipient.

(b)   Awards and Certificates.  The prospective recipient of an Award of shares of Restricted Stock shall not have any rights with respect to such Award, unless and until such recipient has executed an agreement evidencing the Award (a "Restricted Stock Award Agreement") and has delivered a fully executed copy thereof to the Corporation, and has otherwise complied with the then applicable terms and conditions.

(i)   Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify) after the Award date by executing a Restricted Stock Award Agreement and paying whatever price, if any, is required.

(ii)   A stock certificate in respect of shares of Restricted Stock shall be issued in the name of each Participant who is Awarded Restricted Stock.  Such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Golden Enterprises, Inc. 2014 Long Term Incentive Plan and a Restricted Stock Award Agreement entered into between the registered owner and the Corporation.  Copies of such Plan and Agreement are on file in the offices of the Corporation, One Golden Flake Drive, Birmingham, Alabama 35205."

(iii)          The Committee shall require that the stock certificates evidencing such shares be held in custody by the Corporation until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered a stock power, endorsed in blank, relating to the Common Stock covered by such Award.

(c)   Restrictions and Conditions.  The shares of Restricted Stock Awarded pursuant to this Section 11 shall be subject to the following restrictions and conditions:

(i)            Subject to the provisions of this Plan and the Restricted Stock Award Agreements, during such period as may be set by the Committee commencing on the grant date (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock Awarded under the Plan.  Within these limits, the Committee may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on performance and/or such other factors as the Committee may determine, in its sole discretion.

(ii)           Except as provided in paragraph (c)(i) of this Section 11, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Corporation, including the right to vote and to receive any dividends.  Dividends paid in stock of the Corporation or stock received in connection with a stock split with respect to Restricted Stock shall be subject to the same restrictions as on such Restricted Stock.  Certificates for shares of unrestricted Stock shall be delivered to the participant promptly after, and only after, the period of forfeiture shall expire without forfeiture in respect of such shares of Restricted Stock.

(iii)          Subject to the provisions of the Restricted Stock Award Agreement and this Section 11, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant; provided, however, that the Participant shall be entitled to retain the shares of Restricted Stock which have been paid for by the participant.

(iv)          Except as hereinafter set forth, a Participant who voluntarily terminates employment or whose employment is terminated for Cause shall forfeit all unvested shares of Restricted Stock.  In the event of death or Disability, the Committee may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

Section 12.             SUPPLEMENTAL CASH PAYMENTS.

Subject to the Committee's discretion, Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Stock agreements may provide for the payment by the Corporation of a supplemental cash payment (“Supplemental Cash Payment”) after the exercise of a Stock Option or Stock Appreciation Right, at the time of payment of a Performance Unit or at the end of the restriction period of a Restricted Stock Award.  Supplemental Cash Payments shall be subject to such terms and conditions as shall be provided by the Committee at the time of grant, provided that in no event shall the amount of each payment exceed:

(a)   In the case of a Stock Option, the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the option price, multiplied by the number of shares for which such option is exercised, or

(b)   In the case of a Stock Appreciation Right, Performance Unit or Restricted Stock Award, the value of the shares and other consideration paid or issued in payment by the Corporation of such Award(s).

Section 13.     SALE OR MERGER OF CHANGE IN CONTROL.

In the case of a merger or consolidation in which the Corporation is not the surviving corporation, or a sale of all or substantially all of the business or assets of the Corporation, or liquidation or dissolution of the Corporation, or in the event of a tender offer or any other change involving a threatened change in control of the Corporation which, in the opinion of the Committee, could deprive the holders of the benefits intended to be conferred by Awards hereunder, the Committee may, in anticipation of any such transaction or event, either at the time of grant or thereafter, make such adjustments in the terms and conditions of outstanding Awards, as the Committee in its sole discretion determines are equitably warranted under the circumstances including, without limitation, (i) acceleration of exercise terms, or (ii) acceleration of the lapse of restrictions and/or performance objectives or other terms.  Anything contained in the Plan to the contrary notwithstanding, (i) in the case of Incentive Stock Options, no adjustment under this Section 13 shall be appropriate if such adjustment (A) would constitute a modification, extension or renewal of such Incentive Stock Options within the meaning of Sections 422 and 424 of the Code, and the regulations promulgated thereunder, or (B) would, under Section 422 of the Code and the regulations promulgated thereunder, be considered the adoption of a new plan requiring stockholder approval and (ii) in the case of an option that is a Non-Qualified Stock Option, no adjustment under this Section 13 shall be appropriate if such adjustment would constitute a modification, extension or renewal of such Non-Qualified Stock Option within the meaning of Section 409A of the Code, and the regulations thereunder.

Section 14.     GENERAL PROVISIONS.

(a)   Governmental or Other Regulations.  Each Award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory authority, or (c) an agreement by the recipient of an Award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the issue or purchase of shares of Common Stock thereunder, such Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.  A participant shall agree, as a condition of receiving any Award under the Plan, to execute any documents, make any representations, agree to restrictions on stock transferability and take any actions which in the opinion of legal counsel to the Corporation is required by any applicable law, ruling or regulation.

(b)   Rights of a Stockholder.  The recipient of any Award under the Plan, unless otherwise provided by the Plan, shall have no rights as a stockholder with respect thereto unless and until certificates for shares of Common Stock are issued to the recipient.

(c)   No Additional Rights.  Nothing set forth in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.  Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Corporation or its Subsidiaries, or affect any right which the Corporation or such Subsidiaries may have to terminate the employment of the participant.

(d)   Withholding.  Whenever the Corporation proposes or is required to issue or transfer shares of Common Stock under the Plan, the Corporation shall have the right to require the recipient to remit to the Corporation or provide indemnification satisfactory to the Corporation for, an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the issuance or delivery of any certificate or certificates for such shares.  Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax requirements.

(e)   Non-Assignability.  No Award under the Plan shall be assignable or transferable by the participant except by will or by the laws of descent and distribution.  During the life of a participant, such Award shall be exercisable only by the participant or by the participant's guardian or legal representative.

(f)   Unfunded Status of Plan.  The Plan is intended to constitute an "unfunded" plan with a substantial risk of forfeiture for incentive and deferred compensation.  With respect to any payments not yet made to a participant or optionee by the Corporation, nothing set forth herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Corporation.  In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Common Stock or payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

(g)   Non-Uniform Determination.  The Committee's determinations under the Plan (including, without limitation, determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of Awards and the agreements evidencing the Awards, and the establishment of values and performance targets) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.  Notwithstanding anything contained in the Plan, the Corporation may make loans to participants in connection with Awards under the Plan or otherwise.

(h)   Amendment or Termination.  The Board may amend, modify, suspend or terminate the Plan at any time; provided, however, that without stockholder approvals the Board may not increase the maximum number of shares which may be issued under the Plan (except increases pursuant to Section 6(c) hereof), change the class of employees eligible to receive Awards, extend the period during which any Award may be exercised, extend the term of the Plan or change the minimum option price or otherwise revise or amend the Plan in a way which would require the approval of Shareholders.  The termination or any modification, suspension or amendment of the Plan shall not, without the consent of a participant, adversely affect the participant's rights under an Award previously granted except as provided in Section 13 hereof.  The Committee may amend the terms of any Award or option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without his consent.  The Committee may also substitute new Stock Options for previously granted Stock Options including options granted under other plans applicable to the participant and previously granted Stock Options having higher option prices.  Notwithstanding the foregoing, the Committee may (but shall not be required to) amend the Plan without obtaining the consent of any Participant to the extent necessary (as determined by the Committee in its sole discretion) to meet the requirements of Section 409A of the Code and the guidance issued thereunder such that the additional taxes and penalties set forth in Section 409A(a)(i)(B) of the Code will not apply to transactions contemplated by the Plan or any Participant's Option Agreement with respect to a Stock Option or the Shares acquired or any other Awards granted under the Plan.  The Corporation shall have no liability whatsoever for or in respect of any decision to take action to attempt to so comply with Code Section 409A, any omission to take such action or for the failure of any such action taken by the Corporation to so comply.

(i)   Use of Proceeds.  The proceeds received by the Corporation from the sale of Common Stock pursuant to the sale or exercise of Awards under the Plan shall be added to the Corporation's general funds and used for general corporate purposes.

(j)   Section 16.  It is intended that the Plan and any grants made to a person subject to Section 16 of the Securities Exchange Act of 1934 meet all of the requirements of Rule 16b-3 thereunder.  If any provision of the Plan or any Award hereunder would disqualify the Plan or such Award, or would otherwise not comply with Rule 16b-3, such provision or Award shall be construed or deemed amended to conform to Rule 16b-3 and such amendment shall not be deemed to violate Subsection (h) above.

(k)   No Restriction on Right of Corporation to Effect Corporate Changes.  Nothing in the Plan shall affect the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation's capital structure or its business, or any merger or consolidation of the Corporation, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(l)   Section 409A Taxation.  All provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding/delaying taxes or penalties under Section 409A of the Code, if possible.  Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or for the account of such Participant in connection with the Plan or any other Plan maintained by the Corporation (including any taxes and penalties under Section 409A of the Code), and neither the Corporation nor any Subsidiary shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties.  In the event that it is reasonably determined by the Committee that, as a result of Section 409A of the Code, payments made by the Corporation in respect of any Stock Option or other Award under the Plan may not be made at the time contemplated by the terms of the Plan or the relevant Award agreement, as the case may be, without causing the Participant holding such Stock Option or other Award to be subject to taxation under Section 409A of the Code, the Corporation will make such payment on the first day that would not result in the Participant incurring any tax liability under Section 409A of the Code.

(m)   Withholding Taxes.

(i)    Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Corporation may require the Participant to remit to the Corporation an amount sufficient to satisfy applicable tax withholding requirements prior to the delivery of any certificate or certificates for such Shares.  Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash by the Corporation, such payment will be net of an amount sufficient to satisfy applicable tax withholding requirements.

(ii)    When, under applicable tax laws, a Participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Corporation the amount required to be withheld, the Committee may in its sole discretion allow the Participant to satisfy the minimum tax withholding obligation by electing to have the Corporation withhold from the Shares to be issued up to the minimum number of Shares having a Fair Market Value on the date that the amount of tax to be withheld is to be determined that is not more than the minimum amount to be withheld; but in no event will the Corporation withhold Shares if such withholding would result in adverse accounting consequences to the Corporation.  Any elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Committee for such elections and be in writing in a form acceptable to the Committee.

(n)   Construction of Plan.  The validity, interpretation, and administration of the Plan and of any rules, regulations, determinations, or decisions made thereunder, and the rights of any and all persons having or claiming to have any interest therein or thereunder, shall be determined exclusively in accordance with the laws of the State of Delaware.

(o)   Duration of the Plan.  The Plan shall remain in effect until all Awards under the Plan have been satisfied by the issuance of shares or the payment of cash, but no Award shall be granted more than ten (10) years after the effective date hereof.